UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2009

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.

1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

MARYLAND

(State of Incorporation of registrant)

100 CONSTELLATION WAY, BALTIMORE, MARYLAND	21202
(Address of principal executive office)	(Zip Code)

410-783-2800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address

and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective November 5, 2009, Bryan P. Wright was named Chief Accounting Officer of Constellation Energy Group, Inc. (“Constellation Energy”).  Mr. Wright, age 43, also serves as Vice President and Controller of Constellation Energy (since November 2008).  From February 2007 to November 2008, Mr. Wright served as Vice President and Controller of Constellation Energy Resources, a business unit of Constellation Energy.  Prior to that position, he was Vice President and Assistant Controller of Constellation Energy’s commodities business unit from May 2005 to January 2007 and was Director of Accounting Policy and Control for Constellation Energy from September 2003 to April 2005.  Mr. Wright replaces Reese K. Feuerman, who has expanded responsibilities within the finance organization and will serve as Vice President, Finance of Constellation Energy and who will continue in his role as Treasurer of Constellation Energy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date:	November 11, 2009	/s/ Charles A. Berardesco
Charles A. Berardesco
Senior Vice President and General Counsel